EXHIBIT 10


                        RIGHTCHOICE MANAGED CARE, INC.

                           2001 STOCK INCENTIVE PLAN


1.   Purpose

     The purpose of the RightCHOICE Managed Care, Inc. 2001 Stock Incentive Plan is to provide incentives and rewards for Employees and non-Employee Directors of the Corporation and its Subsidiaries (i) to support the execution of the Corporation's business strategies and the achievement of its goals, (ii) to associate the interests of Employees and non-Employee Directors with those of the Corporation's stockholders, and (iii) to help provide a competitive compensation program that will enable the Corporation to attract and retain the highest quality Employees and non-Employee Directors.


2.   Definitions

     (a) "Award" includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), stock appreciation rights, performance share or unit awards, dividend or equivalent rights, stock awards, restricted share or unit awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Corporation's Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

     (b) "Award Summary" means a written summary setting forth the terms and conditions of each Award made under this Plan.

     (c)  "Board" means the Board of Directors of the Corporation.

     (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan; provided, however, that no person may serve on the Committee who would not be considered (i) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

     (f) "Common Stock" means the common stock, $0.01 par value per share of the Corporation.

     (g)   "Corporation" means RightCHOICE Managed Care, Inc.,  a
Delaware corporation.

     (h) "Director" means a non-Employee director of the Corporation. For purposes of Section 7(b) only, the term "Director" may, at the discretion of the Board, include non-Employee advisory directors of the Corporation and non-Employee directors and non-Employee advisory directors of a Subsidiary.

     (i) "Employee" means an employee of the Corporation or a Subsidiary.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (k) "Fair Market Value" means the most recent per share closing price on the New York Stock Exchange as reported in the Wall Street Journal or, if not traded on the New York Stock Exchange, then the most recent closing price reported on the primary exchange or trading system on which shares of Common Stock are traded.

     (l) "Participant" means an Employee who has been granted an Award under this Plan.

     (m) "Plan" means this RightCHOICE Managed Care, Inc. 2001 Stock Incentive Plan.

     (n) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of 50% or more by reason of stock ownership or otherwise.


3.   Eligibility

      Awards may be granted from time to time to Employees as determined by the Committee in its discretion. Awards consisting of non-qualified stock options shall be granted to Directors in accordance with Section 7 hereof.


4.   Plan Administration

     (a) This Plan shall be administered by the Committee. The Committee shall periodically make determinations with respect to the participation of Employees and Directors in this Plan and, except as otherwise required by law or this Plan, the grant terms of Awards including vesting schedules, price, length of relevant performance, restriction or option period, dividend rights, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Committee deems appropriate.

     (b) The Committee shall have authority to interpret and construe the provisions of this Plan and the Award Summaries and make determinations pursuant to any Plan provision or Award Summary which shall be final and binding on all persons. The Committee may correct any defect, supply any omission or reconcile any inconsistency in any agreement relating to an Award in this manner and to the extent it shall deem expedient to carry it into
effect.   No  member  of the Committee shall be  liable  for  any
action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation's Certificate of Incorporation and Bylaws, as they may be amended from time to time.

     (c) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its determinations with respect to the Awards granted to Employees who are officers and directors of the Corporation for purposes of Section 16 of the Exchange Act.


5.   Stock Subject to Provisions of Plan

     (a) The stock subject to the provisions of this Plan may be authorized but unissued or reacquired or treasury shares of Common Stock. Subject to adjustment in accordance with the provisions of Section 11 hereof, and subject to Section 5(c) hereof, the total number of shares of Common Stock available for grants of Awards under this Plan shall be 1,000,000 shares, plus any additional shares of Common Stock authorized by the stockholders of the Corporation.

     (b) The exercise of an option shall reduce proportionately the amount of shares subject to the option. The exercise of an option or a stock appreciation right granted in tandem therewith shall reduce proportionately the amount of shares subject to the option or the stock appreciation right and any shares ceasing to be subject to the related option or stock appreciation right because of such reduction shall not increase the number of shares of  Common  Stock available for future Awards granted under  this
Plan.   The grant of a performance or restricted share unit Award
shall be deemed to be equal to the maximum number of shares which may be issued under that Award. Awards payable solely in cash will not reduce the number of shares available for Awards granted under this Plan.

     (c) There shall be carried forward and be available for Awards under this Plan, all of the following: (i) shares represented by Awards which are forfeited, surrendered, terminated, settled in cash or expire unexercised; and (ii) the difference between the maximum number of shares set aside for an Award and the number of shares actually issued pursuant to such Award.

     (d) The maximum number of shares of Common Stock underlying stock options and stock appreciation rights which are granted during the calendar year to any single covered employee, as defined in Section 162(m) of the Code, shall be 500,000 shares.

     (e) The maximum aggregate payout (determined as of the end of the applicable performance period) with respect to performance shares and performance units granted during the calendar year to any single covered employee, as defined in Section 162(m) of the Code, shall not exceed $5,000,000.


6.   Awards to Employees under Plan

      As the Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

     (a) Non-Qualified Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine.

     (b) Incentive Stock Option. A right, in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section as it may be amended from time to time, to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock (110% of the Fair Market Value of the Common Stock in the case of a more than 10% shareholder of the
Corporation)  on the date of grant of the Award.   The  aggregate
Fair Market Value of the Common Stock, determined on the date of grant, with respect to which options are exercisable for the first time by an Employee shall not exceed $100,000.

     (c) Stock Appreciation Right. A right to receive in cash the excess of the Fair Market Value of a share of Common Stock on the date the stock appreciation right is exercised over the Fair Market Value of a share of Common Stock on the date the stock appreciation right was granted.

     (d) Restricted and Performance Shares. A transfer of Common Stock to a Participant, subject to such restrictions on transfer
or   other  incidents  of  ownership,  or  subject  to  specified performance standards, for such periods of time as the Committee may determine.

     (e) Restricted and Performance Share Unit. A fixed or variable share or dollar denominated unit subject to such conditions of vesting, performance and time of payment as the Committee may determine, which unit may be paid in Common Stock, cash or a combination of both.

     (f) Dividend or Equivalent Right. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

     (g) Stock Award. An unrestricted transfer of ownership of Common Stock.

     (h) Other Stock-Based Awards. Other Common Stock-based Awards which are related to or serve a similar function to those Awards set forth in this Section 6.

     (i) Performance Measures. The performance measures to be used for purposes of performance units or performance shares granted under the Plan shall be chosen from among (i) income measures (including, but not limited to, gross profit, operating income, earnings before or after taxes, or earnings per share),
(ii) return measures (including but not limited to, return on assets, investment, equity, or sales), (iii) cash flow return on investments (which equals net cash flows divided by owners equity), (iv) gross revenues, (v) economic value created, and
(vi) share price (including, but not limited to, growth measures and total shareholder return). The Committee shall have the
discretion  to  adjust  the  determinations  of  the  degree   of
attainment of the pre-established performance goals; provided, however, that performance units and performance shares which are designed to qualify for the performance-based exception under Code Section 162(m) and which are held by a covered employee, as defined in Code Section 162(m), may not be adjusted in a manner that is inconsistent with Section 162(m) and the regulations thereunder.

      In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing performance measure without obtaining shareholder approval of such changes, the Committee shall have discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant performance units and/or performance shares which shall not qualify for the performance-based exception under Code Section 162(m), the Committee may make such grants without satisfying the requirements of Code Section 162(m) and, thereby, use any performance measures that the Committee may choose (even if not specifically provided for in this Section 6).

      In the case of any performance unit or performance share which is granted subject to the condition that a specified performance measure be achieved, no payment under such performance unit or performance share shall be made prior to the time that the Committee certifies in writing that the performance measure has been satisfied. For this purpose, approved minutes of the Committee meeting at which the certification is made will be treated as a written certification. No such certification is required, however, in the case of a performance unit or performance share that is based solely on an increase in the value of a share from the date such Award was made.


7.   Awards to Directors under Plan

     (a)  On the first business day following the Corporation's Annual
Meeting   of  Stockholders  (commencing  with  the  2001   Annual
Meeting), each person elected, reelected or continuing as a Director shall automatically receive non-qualified stock options to purchase 1,000 shares of Common Stock(as adjusted pursuant to Section 11 hereof).

     (b) The Board, at its discretion, may issue additional non-qualified stock options to Directors. For purposes of this
Section 7(b), the term "Director" may, at the discretion of the Board, include non-Employee advisory directors of the Corporation and non-Employee directors and non-Employee advisory directors of a Subsidiary.

     (c) The terms of the non-qualified stock options granted to Directors under Section 7(a) shall be as follows:

          (i) Unless otherwise specifically provided below or in the Award Summary, each non-qualified stock option shall expire on the date which is ten years after the date of grant.

          (ii) The non-qualified stock options shall become vested and exercisable beginning on the earlier of (i) the first anniversary of the date of grant or (ii) the day immediately preceding the date of the next succeeding annual meeting.

          (iii) If an optionee's status as a Director ceases for any reason, his non-vested, unexercisable non-qualified stock options shall terminate immediately and his vested, exercisable non-qualified stock options will terminate on the earlier of (A) one year after the date of the termination of his status as a Director, or (B) the expiration date of the options; provided, however, that if an optionee's status as a Director ceases due to death or disability (as defined in Section 22(e)(3) of the Code), his non-vested unexercisable non-qualified stock options shall become fully vested and exercisable on the date of the Director's death or the date the Director's disability commences, as applicable.

          (iv) The per share purchase price of each share of Common Stock which is subject to a non-qualified stock option under Section
     7(a) shall be the Fair Market Value of a share of Common Stock on the date of grant.

     (d) The terms of the non-qualified stock options granted to Directors under Section 7(b) shall be determined by the Board.


8.   Award Summaries

      Each Award under this Plan shall be evidenced by an Award Summary. Delivery of an Award Summary to each Participant or Director, as the case may be, shall constitute an agreement, subject to Section 9 hereof, between the Corporation and the Participant or Director, as the case may be, as to the terms and conditions of the Award.


9.   Other Terms and Conditions

     (a) Assignability. Except as otherwise provided below, no Award shall be assignable or transferable except by will or the laws of
descent   and  distribution  and,  during  the  lifetime   of   a
Participant or Director, the Award shall be exercisable  only  by such  Participant or Director or such Participant's or Director's
guardian  or  legal  representative.   The  Committee,   in   its
discretion, may permit a Participant or Director, during his lifetime, to transfer a non-qualified stock option, for no consideration, (i) to or for the benefit of the Participant's or Director's immediate family (including a revocable trust for the benefit of the Participant's or Director's immediate family that qualifies as a grantor trust for federal income tax purposes or a partnership or limited liability company all of whose members are the Participant's or Director's immediate family), or (ii) to an intermediary that by written agreement is required to exercise such options on behalf of organizations described in Section 170(c) of the Code. Each transferee shall be subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the option prior to such transfer. Any vesting period applicable to such option shall, however, continue to be measured in terms of the Participant's employment by or the Director's service to the Corporation or its Subsidiaries. The term "immediate family" shall mean the Participant's or Director's spouse, parents, children, stepchildren, adoptive children, sisters, brothers and grandchildren (and, for these purposes, shall also include the Participant or the Director).

     (b) Termination of Employment or Service. Except as otherwise specifically provided under the terms of this Plan, the Committee shall determine the disposition of the grant of each Award in the
event   of   disability,  death  or  other   termination   of   a
Participant's employment or a Director's service.

     (c) Rights as a Stockholder. A Participant or Director shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant or Director or their respective nominee, guardian, legal representative or permitted assignee is the holder of record of such shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such date.

     (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant or Director to exercise the Award.

     (e) Exercise of Options. Options granted under this Plan that have vested under the terms of the Award may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the option to be exercised and by making payment of the exercise price in accordance with the terms of the Award.

     (f) Payments by Participants or Directors. The Committee may determine that Awards for which a payment is due from a Participant or a Director may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits;
(ii) through the delivery or deemed delivery based on attestation to the ownership of shares of Common Stock held by the payor for at least six months, with a Fair Market Value equal to the total payment due; (iii) by a combination of the methods described in
(i) and (ii) above; (iv) in the case of a non-qualified stock option, by authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remit to the Corporation a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (v) by such other methods as the Committee may deem appropriate.

     (g) Withholding. Any withholding and any other taxes required by law to be withheld in connection with an Award shall, at the election of the Committee, be either (i) paid in cash by the
Participant  to  the  Corporation,  or  (ii)  deducted   by   the
Corporation from the amount of the Award by reducing the amount of cash in an amount equal to the required withholding or by withholding a number of shares, the Fair Market Value of which equals the minimum amount required by law to be withheld.

     (h) Payments by Corporation. Awards may be settled through cash payments, the delivery of shares of Common Stock, or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Committee may provide in the terms of the Awards. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Common Stock
equivalents.   Notwithstanding  the  above,  no  Award  shall  be
settled in cash if such payment would make a transaction involving the Corporation ineligible for pooling of interests accounting under APB No. 16, or any successor provisions, provided that the Corporation intended such transaction to qualify for pooling of interests accounting treatment and such
transaction  would  otherwise  have  qualified  for  pooling   of
interests accounting treatment but for the cash settlement of an Award.

10.  Amendments

     The Board may alter, amend, suspend or discontinue this Plan to the extent permitted by law; provided, however, that no alteration, amendment, suspension or discontinuance of this Plan shall adversely affect any right acquired by any Participant or Director under an Award granted before the date of such alteration, amendment, suspension or discontinuance of this Plan. Any such action of the Board may be taken without the approval of the Corporation's stockholders, but only to the extent that such stockholder approval is not required by applicable law or regulation.


11.  Adjustments Upon Changes in Capitalization

      The aggregate number of shares of Common Stock as to which Awards may be granted hereunder, the number of shares of Common Stock covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares, stock split or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee shall make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent necessary or desirable to preserve the intended benefits of this Plan for the Corporation and the Participants and Directors in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.


12.  No Right To Employment

      No person shall have any claim or right to be granted an Award and the grant of an Award shall not be construed as giving a Participant or Director the right to be retained in the employ or service of the Corporation or a Subsidiary. The Corporation and each Subsidiary further expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under this Plan, except as provided herein or in any Award Summary issued hereunder.


13.  Change of Control

     (a) Notwithstanding anything contained in this Plan or any Award Summary to the contrary, in the event of a Change of Control, as defined below, the following shall occur with respect to any and all Awards outstanding as of such Change of Control:

          (i) automatic satisfaction of target performance standards, lapse of all restrictions and acceleration of any time periods relating to the exercise, realization or vesting of such Awards so that such Awards may be immediately exercised, realized or vested in full on or before the relevant date fixed in the Award Summary; and

          (ii) performance shares or performance units shall be paid entirely in cash; provided, however, that no performance shares or performance units shall be settled in cash if such payment would make a transaction involving the Corporation ineligible for pooling of interests accounting under APB No. 16, or any successor provisions, provided that the Corporation intended such transaction to qualify for pooling of interests accounting treatment and such transaction would otherwise have qualified for pooling of interests accounting treatment but for the cash settlement of such performance shares or performance units.

     (b) A "Change of Control" of the Corporation shall be deemed to have occurred upon the happening of any of the following events:

          (i) the acquisition, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 20% or more of either the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by (A) the Corporation or any of its Subsidiaries, or (B) any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or (C) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, as the case may be;

          (ii) individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act);

          (iii) consummation of (a) a reorganization, merger or consolidation of the Corporation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation or (b) the sale, lease, exchange, or other disposition of all or substantially all of the assets of the Corporation to any other corporation or entity (except a subsidiary or parent corporation as defined in Section 424 of the Internal Revenue Code of 1986); or

          (iv) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation; or

          (v) the Corporation ceases to have its Common Stock listed on a nationally recognized stock exchange or quoted on the Nasdaq
     National Market )(or any successor quotation system).


14.  Governing Law

      To the extent that federal laws do not otherwise control, this Plan and the Awards issued hereunder shall be construed in accordance with and governed by the law of the State of Missouri to the extent not inconsistent with Section 422 of the Code and regulations issued thereunder.


15.  Savings Clause

      This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to the Directors and those Employees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 promulgated by the Exchange Act. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.


16.  Successors

      Awards issued under the Plan should be binding upon, and inure to the benefit of, the Corporation and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Corporation's assets and business.


17.  Effective Date and Term

      The effective date of this Plan is May 1, 2001, subject to its approval by the stockholders of the Corporation within twelve months after the effective date of this Plan. This Plan shall remain in effect until April 30, 2011 unless terminated earlier by the Board.